SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2001 (March 9, 2001)
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                        WorldWide Web NetworX Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-29479                    58-2280078
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   (State or other                (Commission                 (IRS Employer
    jurisdiction of               File Number)              Identification No.)
    incorporation)



12 Orchard Way, Mount Laurel, New Jersey                                08054
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(Address of principal executive offices)                             (Zip Code)


   (Registrant's telephone number, including area code): 212-632-0103
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Item 5.    Other Events
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         RESIGNATIONS  OF CHAIRMAN,  PRESIDENT AND CHIEF  EXECUTIVE  OFFICER AND
CHIEF FINANCIAL OFFICER; APPOINTMENT OF INTERIM PRESIDENT, SECRETARY AND TREASURER.

         Effective March 9, 2001, Carol C. Knauff resigned as the Registrant's President, Chief Executive Officer and Chairman of the Board of Directors (the "Board") and R. Bruce Richardson resigned as the Registrant's Chief Financial Officer.

         On March 9, 2001, G. David Rosenblum, the Registrant's General Counsel and Director, was appointed as the Registrant's Interim President, Secretary and Treasurer, to serve until the vacancies in the Registrant's Board have been filled and new officers have been elected and qualified.

         Discussions are presently underway with a number of candidates for the Registrant's Board of Directors and the position of Chief Executive Officer, and an announcement is expected shortly.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits.

                  None.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLDWIDE WEB NETWORX CORPORATION


Dated:  March 12, 2001                       By:  /S/ G. DAVID ROSENBLUM
                                                  -----------------------------
                                                  Name:    G. David Rosenblum
                                                  Title:   Interim President